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                                                                    EXHIBIT 10.4

                    [SAGESTONE CAPITAL MANAGEMENT LETTERHEAD]

                                October 20, 2000

GMX Resources, Inc.
One Benham Place
9400 North Broadway
Oklahoma City, Oklahoma 73114

Attn:  Ken L. Kenworthy

Gentlemen:

     We have today transferred to you the following assets in exchange for $230,000 in cash:

     1.   22,000 shares of Series B Preferred Stock of GMX Resources, Inc.

     2. 220,683 shares of Common Stock of Transtech Resources, Inc. of which 20,134 shares are represented by a lost certificate number 165.

     3. All rights of EEP to any further distributions araising from the bankruptcies of Petroleum Production Management, Inc. and Overland Resources Management, Inc.

     In that connection, we would like to confirm the following:

     1. The assets are conveyed to you without any representation or warranty or of any type save only a warranty that the assets are conveyed free and clear of any claims, liens or encumbrances of any kind.

     2. You have assured us that the balance sheet and income statement delivered to us concurrently herewith present the financial condition of GMX Resources as August 31, 2000 and for the eight month period indicated thereon, that the statements have been prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and that since the date thereof there have been no material adverse changes in the business or business prospects of GMX Resources.

     3. You have assured us that the purchase of assets and payment of cash therefor are within the power and authority of GMX Resources, Inc. and

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          have been duly authorized by all necessary corporate action of GMX
          Resources, Inc.

     4. The Equity Fund of Commonfund will cooperate with you to obtain from Transtech Resources, Inc. a newly issued certificate representing the lost certificate for 20,134 shares of Common Stock being sold concurrently therewith.

     Please indicate your concurrence with the foregoing by countersigning and returning to us the enclosed copy of this letter.

Very Truly Yours,

Endowment Energy Partners, L.P
by Fairfield Partners Management LLC, General Partner by Sagestone Capital Management, LLC
         Its Attorney in Fact

by:      /s/ Scott D. Josey
    -------------------------------------------------
         Scott D. Josey, Managing Director

Endowment Energy Partners II, L.P
by Fairfield Partners Management LLC, General Partner by Sagestone Capitol Management, LLC
         Its Attorney in Fact

by:      /S/ Scott D. Josey
    -------------------------------------------------
         Scott D. Josey, Managing Director

The Common Fund by Nonprofit Organizations for the account of its Multi-Strategy Equity Fund by Fairfield Partners Management LLC, Attorney in Fact by Sagestone Capital Management, LLC
         Its Attorney in Fact

by:      /s/ Scott D. Josey
    -------------------------------------------------
         Scott D. Josey, Managing Director

AGREED AND CONFIRMED:

GMX Resources, Inc.

 /s/ Ken L. Kenworthy, Jr.
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Ken L. Kenworthy, Jr.
President